EXHIBIT 10.11

               PETROLEUM EXPLORATION PERMIT 38332
                    CROWN MINERALS ACT 1991

Pursuant to Section 25 of the Crown Minerals Act 1991 and acting under delegated authority from the Minister of Energy of 7
October 1991, I PAUL STEPHEN CARPINTER, Secretary of Commerce.

Do Hereby Grant
               Indo-Pacific Energy (NZ) Limited   42.50 percent
               Boral Energy Resources Limited     37.50 percent
               Trans New Zealand Oil Company      20.00 percent

the exclusive right to explore for petroleum in the area described in the First Schedule and more particularly that delineated on the plan attached hereto.

This Exploration Permit is issued for a term of five years commencing on the date stated below. The Permit is granted subject to the Crown Minerals Act 1991 and any regulations made thereunder, and to the terms and conditions specified in the Second and Third Schedules hereto.

Dated at Wellington this 24th day of June 1997.

/s/ Paul Stephen Carpinter
Paul Stephen Carpinter
Secretary of Commerce